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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 1995

                          BOWMAR INSTRUMENT CORPORATION
             (Exact name of registrant as specified in its charter)

       Indiana                    1-4817                       35-0905052
     ---------------            -------------                -------------------
     (State or Other            (Commission                  (I.R.S. Employer
     Jurisdiction of             File Number)                identification No.)
     Incorporation)

5080 North 40th Street, Phoenix, Arizona                                   85018
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (602 957-0271)
                                                     --------------
(Former name or former address, if change since last report)


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ITEM 5.  OTHER EVENTS

Exhibit 5 (a) - Press release dated June 9, 1995 attached hereto.

Exhibit 5 (b) - Amendment and agreement dated as of June 1, 1995 by and between the registrant and Gardiner S. Dutton.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 BOWMAR INSTRUMENT CORPORATION

                                                 By: /s/ Thomas K. Lanin
                                                 ------------------------------
                                                     Thomas K. Lanin
                                                     President and CEO

DATED:  June 26, 1995